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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS
                             -----------------------

                                  $700,000,000
                  AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES,
                                  SERIES 1999-2

                                SUPERIOR BANK FSB
                                    DEPOSITOR

                                SUPERIOR BANK FSB
                                    SERVICER

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.

Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------


--------------- --------------- --------------------- ------------------ -------- ------------ ------------- ---------------
                                                          EXPECTED                   LEGAL       EXPECTED      WGT. AVG.
                    CLASS                                  RATINGS        AVG.       FINAL       PAYMENT          NET
    CLASS            SIZE           TRANCHE TYPE         MOODY'S/S&P      LIFE      PAYMENT       WINDOW        LIFE CAP
--------------- --------------- --------------------- ------------------ -------- ------------ ------------- ---------------
To Call:
1A                $375,000,000  LIBOR Floater (1)          Aaa/AAA        3.43      6/25/29      1 - 115         9.884%
2A                $325,000,000  LIBOR Floater (2)          Aaa/AAA        2.75      6/25/29      1 - 115        15.868%

To Maturity:
1A                $375,000,000  LIBOR Floater (1)          Aaa/AAA        3.55      6/25/29      1 - 190         9.884%
2A                $325,000,000  LIBOR Floater (2)          Aaa/AAA        2.83      6/25/29      1 - 196        15.868%
--------------- --------------- --------------------- ------------------ -------- ------------ ------------- ---------------


(1) Subject to the Class 1A Cap Rate.
(2) Subject to the Class 2A Cap Rate with a Class 2A Available Funds Cap Carry Forward Amount.

DEPOSITOR AND SERVICER:  Superior Bank FSB

SERIES:                  AFC Mortgage Loan Asset Backed Certificates,
                         Series 1999-2

TRUSTEE:                 LaSalle National Bank

UNDERWRITERS:            Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         (Lead) &  J.P. Morgan Securities Inc. (Co-Manager)

BOND INSURER:            Financial Guaranty Insurance Company ("FGIC")

CUT-OFF DATE:            June 1, 1999

EXP. PRICING:            The week of June 14, 1999

EXP. SETTLEMENT:         On or about June 24, 1999

DISTRIBUTION DATE:       The 25th day of each month (or if such 25th day is not
                         a business day, the next succeeding business day), commencing on July 26, 1999.

DAY COUNT:               Actual/360 for Class 1A and Class 2A.

CLASS 1A PREPAYMENT
ASSUMPTION:              With respect to the Class 1A Certificates, a 100%
                         Prepayment Assumption assumes a CPR of 2% per annum in the first month of the life of the Mortgage Loans and an additional 1.2% per annum each month thereafter until the twenty-first month and 26% CPR thereafter.

CLASS 2A PREPAYMENT
ASSUMPTION:              28% CPR

SMMEA:                   The Class 1A Certificates will not be SMMEA eligible.
                         The Class 2A Certificates will not be SMMEA eligible until such time as the balance of the related Pre-Funding Account is reduced to zero.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, it is expected that the Class 1A and 2A Certificates will generally be ERISA eligible under the Prohibited Transaction Exemptions granted to the Underwriters by the Department of Labor. Prospective purchasers should consult their counsel.

TAX STATUS:              REMIC

WGT. AVG. NET LIFE CAP:  Class 1A:  Gross Weighted Avg. Coupon
                         (10.744%) - Expenses (0.86%) = 9.884%
                         Class 2A:  Weighted Avg. Lifetime Cap
                         (16.728%) - Expenses (0.86%) = 15.868%

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL:

GROUP 1 MORTGAGE LOANS:        Conventional,  fixed-rate  mortgage  loans
                               secured by first or second liens on one- to four-family residential properties, condominiums and manufactured homes ("Single Family
                               Properties"), residential properties consisting of five or more dwelling units ("Multifamily
                               Properties"), commercial properties ("Commercial
                               Properties") and mixed residential and commercial structures ("Mixed Use Properties") plus Group 1
                               Pre-Funding Account. In addition, Group 1 will include "Periodic Payment Loans" (16.87% of Group
                               1 before pre-funding), "Deferred Payment Loans"
                               (6.30% of Group 1 before pre-funding), "Temporary
                               Buydown Loans" (0.96% of Group 1 before
                               pre-funding), "Permanent Buydown Loans" (9.91% of
                               Group 1 before pre-funding) and "Permanent
                               Buydown Companion Loans" ($2,396,776). See below for further description.

GROUP 2 MORTGAGE LOANS:        Conventional, adjustable rate mortgage loans
                               secured by first liens on Single Family
                               Properties indexed to 6 Month LIBOR plus Group 2
                               Pre-Funding account. In addition, Group 2 will include "Deferred Payment Loans" (5.42% of Group
                               2 before pre-funding) and "Temporary Buydown
                               Loans" (1.05% of Group 2 before pre-funding). See below for further description.

CREDIT
ENHANCEMENT:                   Credit enhancement refers to features of the
                               offered certificates that are intended to reduce the effect on holders of such certificates of losses on the mortgage loans. The credit enhancement consists of excess spread, cross-collateralization, overcollateralization and the certificate insurance policy issued by FGIC.

EXCESS SPREAD:                 On each remittance date, the amount of interest
                               due on the mortgage loans of each group will generally be greater than the amount needed to make monthly interest payments on the related certificates and to pay certain fees for such month. Excess spread from a group of mortgage loans will be used first to cover any shortfalls in the required payments of principal on the offered certificates related to such group, and then for cross-collateralization and/or overcollateralization.

OVERCOLLATERAL-
IZATION: Overcollateralization refers to the actual amount by which the aggregate principal balance due on the mortgage loans in a group exceeds the aggregate principal balance due on the related offered certificates. That excess is intended to protect certificateholders against shortfalls in required payments on the related offered certificates.

                               An initial amount of overcollateralization will be required for each group. On the closing date, the certificate insurer will also specify the required overcollateralization for each group (which will vary throughout the life of the certificates). The required overcollateralization amount for a group is intended to be reached by an additional payment of principal from amounts that are available for such group after payments of required principal and interest payments on all offered certificates and certain fees and expenses. Such amount, if any, will be used to pay principal on the related offered certificates on an accelerated basis in relation to the related mortgage loans, thereby increasing the amount of overcollateralization for the related group.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

CROSS-
COLLATERALIZATION:             Cross-collateralization generally refers to the
                               use of amounts received on one group of mortgage loans, after payment of required interest and principal on the related offered certificates, to pay shortfalls of required interest and principal on the offered certificates related to the other group. In addition, after payments of required interest and principal payments on both groups, excess funds for one group will be used, if necessary, first to reach the required overcollateralization amount for such group, and then to reach the required overcollateralization amount for the other group.

                               The excess funds for a group are from two sources: (1) excess spread that is not needed to pay shortfalls in principal for such group and
                               (2) excess principal that is not needed because principal received for such group exceeds the amount necessary to reach or maintain the required overcollateralization amount.

PRE-FUNDING AMOUNTS:

Original Group 1 Pre-Funding Amount: $133,304,954 (approximate)
Original Group 2 Pre-Funding Amount: $118,187,547 (approximate)

The Original Group 1 Pre-Funding Amount and Original Group 2 Pre-Funding Amount will be reduced during the Funding Period (approx. 2 months) by the amounts thereof used to purchase the related Subsequent Mortgage Loans. Any amount remaining at the end of the Funding Period in Original Group 1 and Group 2 Pre-Funding Accounts will be used to prepay principal to the Class 1A and Class 2A Certificates, respectively.

CLASS 1A CERTIFICATES:
PRIOR TO THE AVAILABILITY OF THE 5% CLEAN-UP CALL (AS DEFINED BELOW):

On each Remittance Date, the Class 1A Pass-Through Rate will be a rate equal to the lesser of (i) One-Month LIBOR plus [ ]% per annum, and (ii) the weighted average of the Mortgage Rates of the Group 1 Mortgage Loans minus, with respect to Group 1, the sum of (a) the Servicing Fee Rate, (b) the rate at which the monthly premium payable to the Certificate Insurer is calculated and (c) the rate at which the Annual Trustee Expense Amount is calculated (the rate described in this clause (ii), the "Class 1A Cap Rate").

CLASS 2A CERTIFICATES:
PRIOR TO THE AVAILABILITY OF THE 5% CLEAN-UP CALL (AS DEFINED BELOW):

On each Remittance Date, the Class 2A Pass-Through Rate will be a rate equal to the lesser of (i) One-Month LIBOR plus [ ]% per annum, and (ii) the weighted average of the Mortgage Rates of the Group 2 Mortgage Loans minus, with respect to Group 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the monthly premium payable to the Certificate Insurer is calculated and (c) the rate at which the Annual Trustee Expense Amount is calculated (the rate described in this clause (ii), the "Class 2A Cap Rate").

One-Month LIBOR will be determined on the second Business Day preceding the beginning of each Accrual Period with respect to the Class 1A and Class 2A Certificates.

After the availability of the 5% cleanup call, the Class 1A and 2A Pass-Through Rates will increase approximately 40bps on and after the date on which the 5% clean-up call becomes available but is not exercised, subject to the Class 1A and Class 2A Cap Rates.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

CLASS 2A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Distribution Date, the Class 2A Pass-Through Rate is limited by the Class 2A Cap Rate, you will be entitled to receive the excess of i) the interest distributable had the Pass-Through Rate been based on the LIBOR Rate (but not more that the weighted average maximum mortgage rate on all mortgage loans) minus (a) the Servicing Fee Rate, (b) the trustee fee, and (c) the monthly premium payable to the Certificate Insurer), over ii) the interest actually distributed based on the Class 2A Cap Rate plus iii) interest thereon at the applicable Pass-Through Rate. No Class 2A Available Funds Cap Carry Forward Amount will be paid to the Class 2A Certificateholder if the balance of such Class 2A Certificate is reduced to zero. The ratings of the Class 2A Certificates do not address the likelihood of the payment of any Class 2A Available Funds Cap Carry Forward Amounts and Class 2A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from FGIC.

PRINCIPAL DISTRIBUTIONS:

The Class 1A Certificate will be backed primarily by cash flow from Group 1 Mortgage Loans.

The Class 2A Certificate will be backed primarily by cash flow from Group 2 Mortgage Loans.

Each Class 1A and 2A Certificate will generally receive all scheduled and unscheduled principal distributions from their respective groups until they are retired.

OPTIONAL TERMINATION/5% CLEANUP CALL:

When the aggregate principal balance of the mortgage loans (and properties acquired in respect thereof) remaining in the trust has been reduced to less than 5% of the sum of (1) the aggregate principal balance of the mortgage loans as of June 1, 1999, and (2) the aggregate amounts on deposit in the pre-funding accounts on June 1, 1999, the servicer, at its option, may purchase all of such mortgage loans and properties on behalf of the trust, and thereby cause an early retirement of the certificates.

COLLATERAL OVERVIEW (INITIAL MORTGAGE LOANS):

MANUFACTURED HOME LOANS

Mortgage loans secured by manufactured homes that are deemed to be real property in the jurisdiction in which the mortgaged property is located. These loans will constitute 9.56% of Group 1 and 8.70% of Group 2, by Group Principal Balance, before pre-funding.

PERIODIC PAYMENT LOANS

Mortgage loans which generally are the same as the other mortgage loans in the transaction but which accrue interest on a 28/364 day basis. Periodic Payment Loans will constitute 16.87% of Group 1, by Group Principal Balance, before pre-funding. In addition, some of these loans will allow for the mortgagor to use a limited number of payment vouchers to defer principal portions of the corresponding Periodic Payment and pay only the interest portion due on such payment dates. Any principal deferred in such a manner will be due in full on the maturity date of the related Periodic Payment Loan.

DEFERRED PAYMENT LOANS

Mortgage Loans which permit the Mortgagor to defer the first two or three payments due under the related Note. Such election must be made at the time of origination. Under certain limited circumstances, these deferred payments may be forgiven by the Mortgagee on the maturity date of the loan. These loans will constitute 6.30% of Group 1 and 5.42% of Group 2, by Group Principal Balance, before pre-funding.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

TEMPORARY BUYDOWN LOANS

Approximately 0.96% of Group 1 and 1.05% of Group 2 before pre-funding, provide that the Mortgage Rate stated therein be reduced by 2% during the first twelve month period of the loans, and reduced by 1% during the second twelve month period of the loan, after which such Mortgage Rate will apply. For example, a loan with a stated Mortgage Rate of 10% will actually have a Mortgage Rate of 8% during the first 12 month period, 9% during the second 12 month period and will return to 10% for the remainder of the loan term. All modeling assumptions herein use the actual reduced Mortgage Rates for the first 24 months, not the stated Mortgage Rate, for all such Temporary Buydown Loans.

PERMANENT BUYDOWN LOANS

Approximately 9.91% of the Group 1 Initial Mortgage Loans, by Original Group 1 Principal Balance, are loans (each, a "Permanent Buydown Loan") made by the Depositor to a borrower together with a "Permanent Buydown Companion Loan" for the purpose of financing a buydown of the interest rate on the Permanent Buydown Loan. Each Permanent Buydown Companion Loan provides for equal payments of principal only for a term not to exceed 5 years. Although the Permanent Buydown Loan and the Permanent Buydown Companion Loan are evidenced by separate notes, the Depositor treats, and the Servicer will treat, both loans as a single obligation. The Permanent Buydown Loan and the Permanent Buydown Companion Loan are given a single loan number and are billed on a single statement. Both notes are secured by either a first or second lien on the same mortgaged property, and a default under one note will trigger a default under the other. For each Permanent Buydown Loan conveyed to the Trust Fund, the corresponding Permanent Buydown Companion Loan will also be conveyed to the Trust Fund.

Approximately $2,396,776 of Permanent Buydown Companion Loans are associated with the Group 1 Permanent Buydown Loans.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

AVERAGE LIFE SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

                           Assumes a 5% Clean-Up Call


SCENARIO                   1                      2                      3                      4                     5
CLASS                  WAL/WINDOW             WAL/WINDOW             WAL/WINDOW             WAL/WINDOW            WAL/WINDOW
1A                  14.35 (1 - 330)         5.75 (1 - 178)         3.43 (1 - 115)         2.48 (1 - 82)         1.95 (1 - 60)
2A                   7.69 (1 - 330)         3.98 (1 - 178)         2.75 (1 - 115)         2.10 (1 - 82)         1.53 (1 - 60)

                    Assumes NO 5% Clean-Up Call (to Maturity)

SCENARIO                   1                      2                      3                      4                     5
CLASS                  WAL/WINDOW             WAL/WINDOW             WAL/WINDOW             WAL/WINDOW            WAL/WINDOW
1A                  14.43 (1 - 358)         5.94 (1 - 309)         3.55 (1 - 190)         2.54 (1 - 137)        1.99 (1 - 99)
2A                   7.70 (1 - 351)         4.06 (1 - 271)         2.83 (1 - 196)         2.19 (1 - 152)        1.59 (1 - 111)


                              PREPAYMENT SCENARIOS

SCENARIO                1            2            3            4            5

Class 1A (1)            0%           50%         100%         150%         200%
Class 2A (2)            10%          20%          28%          35%          45%

(1)  as a percentage of the Prepayment Assumption
(2)  as a conditional prepayment rate (CPR)

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
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CLASS 2A EXCESS SPREAD & AVAILABLE FUNDS CAP RATE ANALYSIS (UNDER PRICING
SCENARIO):


   Period       Payment Date       Available Funds Cap Rate(1)        Excess Spread Available(1)
   ------       ------------       ---------------------------        --------------------------
     1             7/25/99                     9.85                              4.64
     2             8/25/99                     9.85                              4.64
     3             9/25/99                     9.85                              4.64
     4            10/25/99                     9.85                              4.64
     5            11/25/99                     9.85                              4.64
     6            12/25/99                     9.86                              4.66
     7             1/25/00                     9.86                              4.66
     8             2/25/00                     9.87                              4.66
     9             3/25/00                     9.87                              4.67
     10            4/25/00                     9.87                              4.67
     11            5/25/00                     9.87                              4.67
     12            6/25/00                     9.89                              4.69
     13            7/25/00                     9.89                              4.69
     14            8/25/00                     9.90                              4.69
     15            9/25/00                     9.90                              4.70
     16           10/25/00                     9.90                              4.70
     17           11/25/00                     9.90                              4.70
     18           12/25/00                     9.90                              4.70
     19            1/25/01                     9.90                              4.70
     20            2/25/01                     9.90                              4.70
     21            3/25/01                    10.04                              4.84
     22            4/25/01                    10.04                              4.84
     23            5/25/01                    10.29                              5.09
     24            6/25/01                    10.54                              5.34
     25            7/25/01                    10.70                              5.49
     26            8/25/01                    10.92                              5.72
     27            9/25/01                    11.15                              5.95
     28           10/25/01                    11.15                              5.95
     29           11/25/01                    11.15                              5.95
     30           12/25/01                    11.16                              5.95


--------------------------------------------------------------------------------
(1) Assumes 1 Month LIBOR = 4.96375%, 6 Month LIBOR = 5.33375%,
    Class 2A Net Margin = 0.24%, Expenses = 0.86%.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS

As of 6/1/99 (the "Cut-off Date")


GROUP 1 (FIXED RATE):
Current Home Equity Loan Principal Balance (excluding
Permanent Buydown Companion Loan Balance of $2,396,776):      $248,568,773
Average Current Home Equity Loan Principal Balance:           $57,632        Range:  $4,979 - $525,000
Original Home Equity Loan Principal Balance:                  $249,043,041
Average Original Home Equity Loan Principal Balance:          $57,742        Range:  $5,000 - $525,000
Properties secured by 1st/2nd Liens:                          81.67% / 18.33%
Weighted Average Coupon:                                      10.744%        Range:  6.000% - 15.500%
Weighted Average CLTV:                                        77.12%
Weighted Average Rem. Term:                                   249.9 mos.
Weighted Average Original Term:                               251.6 mos.
Geographic Distribution:                                      48 States and D.C.
States w/ >5% Concentrations:                                 NY - 16.03%       PA - 7.73%        MI - 5.49%
                                                              FL - 12.71%       OH - 7.43%
Product Type-
         Balloons (30's due in 15):                           26.02%
         Periodic Payment Loans:                              16.87%
         Deferred Payment Loans:                              6.30%
         Temporary Buydown Loans:                             0.96%
         Permanent Buydown Loans:                             9.91%
         Permanent Buydown Companion Loans:                   $2,396,776
Occupancy-
         Owner Occupied:                                      90.11%
         Non-Owner Occupied:                                  9.89%
Property Type-
         One Family:                                          73.65%
         2-4 Family:                                          10.18%
         Manufactured Home Loans:                             9.56%
         Multi-Family:                                        1.71%
         Condominium:                                         1.46%
         Mixed Use:                                           1.03%
         PUD:                                                 2.15%
         Commercial:                                          0.26%
Loan Purpose-
         Purchase:                                            21.99%
         Refinance:                                           10.14%
         Cashout:                                             67.87%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 6/1/98 (the "Cut-off Date")


Group 2 (Adjustable Rate):
Current Home Equity Loan Principal Balance:                  $213,783,852
Average Current Home Equity Loan Principal Balance:          $90,471        Range:  $2,499 - $999,038
Original Home Equity Loan Principal Balance:                 $213,901,352
Average Original Home Equity Loan Principal Balance:         $90,521        Range:  $2,500 - $1,000,000
 Product Type-
         2/28:                                               97.54%
         3/27:                                               0.03%
         6 Month LIBOR:                                      2.43%
         Temporary Buydown Loans:                            1.05%
         Deferred Payment Loans:                             5.42%
Weighted Average Coupon:                                     10.707%        Range:  6.250% - 14.000%
Weighted Average Lifetime Cap:                               16.728%        Range:  12.250% - 20.000%
Weighted Average Lifetime Floor:                             9.752%         Range:  5.250% - 13.000%
Weighted Average Gross Margin:                               6.683%         Range:  3.500% - 10.000%
Weighted Average Months to Roll:                             22             Range:  1 - 29
Weighted Average Initial Periodic Cap:                       1.986%         Range:  1.000% - 3.000%
Weighted Average Periodic Cap:                               1.000%         Range:  all 1.000%
Weighted Average Rem. Term:                                  357.5 mos.
Weighted Average Original Term:                              359.1 mos.
Properties secured by 1st Lien010s:                          100%
Weighted Average LTV:                                        80.04%
Geographic Distribution:                                     44 states and D.C.
 States w/ >5% Concentrations:                               NY - 13.25%       IN - 7.56%        CO - 5.20%
                                                             OH - 10.85%       MI - 6.83%
                                                             NJ - 9.01%        PA - 6.54%
Occupancy-
         Owner Occupied:                                     93.89%
         Non-Owner Occupied:                                 6.11%

 Property Type-
         One Family:                                         74.67%
         2-4 Family:                                         12.46%
         Manufactured Home Loans:                            8.70%
         Condominium:                                        2.23%
         PUD:                                                1.94%
 Loan Purpose-
         Purchase:                                           49.03%
         Refinance:                                          9.81%
         Cashout:                                            41.15%
2/28
         Weighted Average Coupon:                            10.719%        Range:  6.250% - 14.000%
         Weighted Average Lifetime Cap:                      16.741%        Range:  12.250% - 20.000%
         Weighted Average Lifetime Floor:                    9.741%         Range:  5.250% - 13.000%
         Weighted Average Gross Margin:                      6.683%         Range:  3.500% - 10.000%
6 Month LIBOR
         Weighted Average Coupon:                            10.213%        Range:  6.500% - 12.500%
         Weighted Average Lifetime Cap:                      16.166%        Range:  12.500% - 18.500%
         Weighted Average Lifetime Floor:                    10.166%        Range:  6.500% - 12.500%
         Weighted Average Gross Margin:                      6.688%         Range:  4.000% - 8.900%



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES INITIAL MORTGAGE LOANS

                              GROUP 1 (FIXED RATE)


Range of Principal Balances                              Percent by          Number of
as of the Cut-off Date ($)       Principal Balance   Principal Balance     Mortgage Loans
----------------------------     -----------------   -----------------     --------------
0.01        -  10,000.00          $340,098.74             0.14%                 37
10,000.01   -  20,000.00         6,867,654.83             2.76                 431
20,000.01   -  30,000.00        17,161,452.23             6.90                 667
30,000.01   -  40,000.00        24,541,275.11             9.87                 693
40,000.01   -  50,000.00        25,533,930.28            10.27                 565
50,000.01   -  60,000.00        29,698,090.74            11.95                 538
60,000.01   -  70,000.00        21,593,383.46             8.69                 332
70,000.01   -  80,000.00        19,248,014.53             7.74                 257
80,000.01   -  90,000.00        13,909,729.34             5.60                 164
90,000.01   -  100,000.00       12,652,868.84             5.09                 132
100,000.01  -  110,000.00       11,372,562.09             4.58                 108
110,000.01  -  120,000.00        8,979,151.59             3.61                  78
120,000.01  -  130,000.00        7,300,162.94             2.94                  58
130,000.01  -  140,000.00        5,789,998.25             2.33                  43
140,000.01  -  150,000.00        5,652,125.31             2.27                  39
150,000.01  -  160,000.00        4,648,073.15             1.87                  30
160,000.01  -  170,000.00        3,317,134.85             1.33                  20
170,000.01  -  180,000.00        3,357,703.04             1.35                  19
180,000.01  -  190,000.00        3,170,814.31             1.28                  17
190,000.01  -  200,000.00        1,176,036.15             0.47                   6
200,000.01  -  250,000.00        7,682,663.90             3.09                  34
250,000.01  -  300,000.00        6,228,483.01             2.51                  23
300,000.01  -  350,000.00        2,891,373.45             1.16                   9
350,000.01  -  400,000.00        1,876,128.31             0.75                   5
400,000.01  -  450,000.00        2,090,878.79             0.84                   5
450,000.01  -  500,000.00          963,985.57             0.39                   2
500,000.01  -  550,000.00          525,000.00             0.21                   1
                              ---------------           ------               -----
Total                         $248,568,772.81           100.00%              4,313
                              ================          =======              =====


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)


                                                     Percent by          Number of
Geographic Distribution      Principal Balance    Principal Balance   Mortgage Loans
------------------------     -----------------    -----------------   --------------
 Alabama                      $1,409,191.60             0.57%               34
 Arizona                       1,644,344.98             0.66                38
 Arkansas                        362,833.19             0.15                 9
 California                    7,183,799.79             2.89               117
 Colorado                      6,112,120.50             2.46               115
 Connecticut                   5,851,515.91             2.35                96
 Delaware                      1,118,749.69             0.45                18
 District Of Columbia            498,272.85             0.20                 7
 Florida                      31,581,642.57            12.71               713
 Georgia                       4,250,408.28             1.71                83
 Idaho                           267,726.57             0.11                 6
 Illinois                     10,018,605.10             4.03               169
 Indiana                       9,194,886.20             3.70               187
 Iowa                            206,592.05             0.08                 6
 Kansas                          221,281.63             0.09                 8
 Kentucky                        571,726.12             0.23                14
 Louisiana                       249,462.90             0.10                 5
 Maine                           308,605.91             0.12                 5
 Maryland                      5,514,184.73             2.22                99
 Massachusetts                 6,149,168.86             2.47                78
 Michigan                     13,647,401.33             5.49               240
 Minnesota                     1,672,035.85             0.67                33
 Mississippi                     412,594.40             0.17                 6
 Missouri                      1,877,807.37             0.76                36
 Montana                          96,300.00             0.04                 1
 Nebraska                         37,273.06             0.01                 2
 Nevada                          308,140.17             0.12                 5
 New Hampshire                   966,129.94             0.39                13
 New Jersey                   11,882,499.68             4.78               147
 New Mexico                    1,180,581.09             0.47                17
 New York                     39,853,656.75            16.03               455
 North Carolina                7,630,097.50             3.07               150
 North Dakota                    211,691.73             0.09                 3
 Ohio                         18,475,981.06             7.43               333
 Oklahoma                        729,675.47             0.29                16
 Oregon                        3,216,245.57             1.29                45
 Pennsylvania                 19,221,705.71             7.73               382
 Rhode Island                  1,660,794.10             0.67                24
 South Carolina                9,233,098.77             3.71               183
 South Dakota                    406,186.46             0.16                 7
 Tennessee                     3,569,996.54             1.44                55
 Texas                         3,469,903.76             1.40                55
 Utah                          3,273,821.55             1.32                69
 Vermont                         106,459.79             0.04                 2
 Virginia                      5,113,011.42             2.06                92
 Washington                    4,593,091.62             1.85                88
 West Virginia                   727,895.67             0.29                12
 Wisconsin                     2,225,864.89             0.90                32
 Wyoming                          53,712.13             0.02                 3
                            ---------------           ------             -----
 Total                      $248,568,772.81           100.00%            4,313
                            ===============           ======             =====


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                                                   Number of
                                                                 Percent by         Mortgage
Original Combined Loan-to-Value          Principal Balance   Principal Balance      Loans
-------------------------------          -----------------   -----------------     ----------
    5.01      - 10.00                         $45,823.81           0.02%               3
    10.01     - 15.00                          88,699.14           0.04                4
    15.01     - 20.00                         316,143.84           0.13               10
    20.01     - 25.00                         348,739.93           0.14               12
    25.01     - 30.00                         598,024.56           0.24               15
    30.01     - 35.00                       1,295,172.86           0.52               33
    35.01     - 40.00                       1,468,375.43           0.59               34
    40.01     - 45.00                       2,373,595.51           0.95               50
    45.01     - 50.00                       3,688,411.52           1.48               71
    50.01     - 55.00                       4,845,405.83           1.95               90
    55.01     - 60.00                       6,414,989.57           2.58              120
    60.01     - 65.00                      14,621,316.46           5.88              263
    65.01     - 70.00                      19,775,401.88           7.96              316
    70.01     - 75.00                      28,485,681.23          11.46              507
    75.01     - 80.00                      61,049,078.14          24.56            1,046
    80.01     - 85.00                      59,132,765.89          23.79            1,014
    85.01     - 90.00                      44,021,147.21          17.71              725
                                         ---------------         ------            -----
    Total                                $248,568,772.81         100.00%           4,313
                                         ===============         ======            =====

At origination no Group 1 Mortgage Loan had a Combined Loan-to-Value ("CLTV") exceeding 90.00%.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                     Percent by          Number of
Mortgage Rates (%)          Principal Balance    Principal Balance     Mortgage Loans
------------------          -----------------    -----------------     --------------
 6.000   -  6.249               $93,000.00             0.04%                 1
 7.000   -  7.249                57,000.00             0.02                  1
 7.250   -  7.499            12,357,905.78             4.97                161
 7.500   -  7.749             1,578,366.64             0.63                 19
 7.750   -  7.999             5,526,088.95             2.22                 73
 8.000   -  8.249             4,181,437.53             1.68                 55
 8.250   -  8.499             5,010,778.55             2.02                 75
 8.500   -  8.749             5,114,419.51             2.06                 76
 8.750   -  8.999             8,393,786.16             3.38                111
 9.000   -  9.249             6,586,766.29             2.65                 99
 9.250   -  9.499             6,555,743.57             2.64                109
 9.500   -  9.749            11,564,653.06             4.65                172
 9.750   -  9.999            14,896,126.20             5.99                225
 10.000  -  10.249            8,962,233.63             3.61                171
 10.250  -  10.499           12,079,498.37             4.86                226
 10.500  -  10.749           15,561,259.72             6.26                263
 10.750  -  10.999           15,578,326.59             6.27                286
 11.000  -  11.249           11,354,902.04             4.57                214
 11.250  -  11.499           12,279,221.42             4.94                247
 11.500  -  11.749           13,954,928.57             5.61                270
 11.750  -  11.999           16,085,378.35             6.47                267
 12.000  -  12.249            9,520,835.04             3.83                190
 12.250  -  12.499            8,108,430.73             3.26                163
 12.500  -  12.749           10,291,409.25             4.14                174
 12.750  -  12.999            9,002,555.61             3.62                190
 13.000  -  13.249            5,161,475.15             2.08                 98
 13.250  -  13.499            6,639,617.40             2.67                120
 13.500  -  13.749            5,047,791.31             2.03                113
 13.750  -  13.999            2,683,507.85             1.08                 55
 14.000  -  14.249            1,393,924.67             0.56                 29
 14.250  -  14.499            1,343,141.10             0.54                 30
 14.500  -  14.749              493,319.72             0.20                 13
 14.750  -  14.999              400,787.98             0.16                  8
 15.000  -  15.249               86,625.00             0.03                  3
 15.250  -  15.499              467,646.35             0.19                  4
 15.500  -  15.749              155,884.72             0.06                  2
                           ---------------           ------              -----
 Total                     $248,568,772.81           100.00%             4,313
                           ===============           ======              =====


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                                     Number of
Remaining                     Principal            Percent by         Mortgage
Months to Maturity             Balance         Principal Balance       Loans
------------------        ---------------      -----------------     -----------
48.01   -  60.00            $727,405.88              0.29%              24
60.01   -  72.00             147,700.00              0.06                4
72.01   -  84.00             519,071.78              0.21               12
84.01   -  96.00             545,003.83              0.22               12
96.01   -  108.00            580,182.00              0.23                9
108.01  -  120.00          8,074,808.41              3.25              230
120.01  -  132.00            490,125.57              0.20                8
132.01  -  144.00            826,403.72              0.33               15
144.01  -  156.00            378,891.23              0.15                7
156.01  -  168.00            744,485.05              0.30               11
168.01  -  180.00        103,824,701.74             41.77            1,913
180.01  -  192.00            269,364.25              0.11                3
192.01  -  204.00            918,348.10              0.37               15
204.01  -  216.00            476,464.53              0.19                9
216.01  -  228.00          1,028,961.69              0.41               14
228.01  -  240.00         31,128,559.16             12.52              612
240.01  -  252.00          1,211,146.38              0.49               16
252.01  -  264.00            681,565.53              0.27                8
264.01  -  276.00            460,345.61              0.19                6
276.01  -  288.00          1,012,459.95              0.41               11
288.01  -  300.00         10,292,286.01              4.14              173
300.01  -  312.00            317,681.42              0.13                5
312.01  -  324.00            375,627.38              0.15                5
324.01  -  336.00            591,861.83              0.24                6
336.01  -  348.00            367,181.00              0.15                4
348.01  -  360.00         82,437,754.75             33.16            1,178
360.01  -  361.00            140,386.01              0.06                3
                        ---------------            ------            -----
Total                   $248,568,772.81            100.00%           4,313
                        ===============            ======            =====

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                   Percent by          Number of
                                                   Principal           Mortgage
Underwriting Class        Principal Balance         Balance              Loans
------------------        -----------------        ----------          ---------
AAA                        $8,469,208.60             3.41%                126
AA                         41,007,624.30            16.50                 635
ANIV                       31,304,410.46            12.59                 490
I                          63,837,458.50            25.68               1,070
II                         30,482,476.60            12.26                 578
III                        12,216,802.19             4.91                 182
III-SE                      7,258,943.94             2.92                 125
IIB                        21,151,040.64             8.51                 434
IV                         27,428,812.06            11.03                 574
IVPI                        1,129,371.27             0.45                  19
V                           4,282,624.25             1.72                  80
                         ---------------           ------               -----
Total                    $248,568,772.81           100.00%              4,313
                         ===============           =======              =====

                              GROUP 1 (FIXED RATE)

                               Principal         Percent by       Number of
Property Types                  Balance          Principal      Mortgage Loans
--------------              ---------------      ----------     --------------
 SINGLE FAMILY              $183,058,799.87        73.65%            3,229
 2-4 FAMILY                   25,305,454.68        10.18               349
 MANUFACTURED                 23,769,691.66         9.56               518
 PUD                           5,353,740.17         2.15                91
 MULTI-FAMILY                  4,247,855.58         1.71                25
 CONDO                         3,635,222.33         1.46                85
 MIXED USE                     2,554,519.10         1.03                13
 COMMERCIAL                      643,489.42         0.26                 3
                            ---------------       ------             -----
 Total                      $248,568,772.81       100.00%            4,313
                            ===============       =======            =====


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)


Range of Principal Balances                           Percent by           Number of
As of the Cut-off Date ($)      Principal Balance   Principal Balance     Mortgage Loans
----------------------------    -----------------   -----------------     --------------
0.01       - 10,000.00               $2,499.36            0.00%                1
10,000.01  - 20,000.00              257,018.89            0.12                15
20,000.01  - 30,000.00            2,471,220.05            1.16                92
30,000.01  - 40,000.00            6,061,507.51            2.84               170
40,000.01  - 50,000.00           10,967,457.01            5.13               239
50,000.01  - 60,000.00           18,719,304.22            8.76               337
60,000.01  - 70,000.00           18,066,791.71            8.45               278
70,000.01  - 80,000.00           19,203,115.63            8.98               257
80,000.01  - 90,000.00           14,780,945.74            6.91               174
90,000.01  - 100,000.00          12,839,006.67            6.01               135
100,000.01 - 110,000.00          11,757,471.19            5.50               112
110,000.01 - 120,000.00          11,387,596.65            5.33                99
120,000.01 - 130,000.00           7,588,307.13            3.55                61
130,000.01 - 140,000.00           7,571,926.03            3.54                56
140,000.01 - 150,000.00           7,571,165.68            3.54                52
150,000.01 - 160,000.00           6,487,838.65            3.03                42
160,000.01 - 170,000.00           5,940,637.97            2.78                36
170,000.01 - 180,000.00           5,629,469.39            2.63                32
180,000.01 - 190,000.00           4,262,412.66            1.99                23
190,000.01 - 200,000.00           4,509,710.99            2.11                23
200,000.01 - 250,000.00          14,562,425.09            6.81                66
250,000.01 - 300,000.00           6,942,326.88            3.25                25
300,000.01 - 350,000.00           5,504,233.61            2.57                17
350,000.01 - 400,000.00           1,886,611.97            0.88                 5
400,000.01 - 450,000.00           1,273,281.61            0.60                 3
450,000.01 - 500,000.00           2,822,196.97            1.32                 6
500,000.01 - 550,000.00             529,844.09            0.25                 1
550,000.01 - 600,000.00           1,745,106.40            0.82                 3
650,000.01 - 700,000.00             689,669.45            0.32                 1
750,000.01 - 800,000.00             753,715.13            0.35                 1
950,000.01 - 1,000,000.00           999,038.04            0.47                 1
                               ---------------          ------             -----
Total                          $213,783,852.37          100.00%            2,363
                               ===============          ======             =====


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                                      Number of
                                                    Percent by         Mortgage
Geographic Distribution     Principal Balance    Principal Balance      Loans
-----------------------     -----------------    -----------------    ----------
Alabama                        $379,544.59               0.18%              3
Arizona                       2,476,526.84               1.16              27
Arkansas                        235,739.75               0.11               2
California                    2,625,837.38               1.23              14
Colorado                     11,120,765.04               5.20              84
Connecticut                   6,959,264.30               3.26              55
Delaware                        794,215.33               0.37               7
District Of Columbia            149,745.85               0.07               2
Florida                       9,036,032.19               4.23             122
Georgia                       3,782,398.52               1.77              48
Idaho                           253,765.02               0.12               4
Illinois                      8,258,819.39               3.86              92
Indiana                      16,161,231.67               7.56             274
Iowa                            353,945.06               0.17               8
Kentucky                        356,664.58               0.17               5
Louisiana                       197,178.50               0.09               2
Maine                           124,100.00               0.06               1
Maryland                      4,690,382.14               2.19              47
Massachusetts                 3,467,665.28               1.62              29
Michigan                     14,591,950.50               6.83             171
Minnesota                       925,442.62               0.43              10
Missouri                        777,070.20               0.36              12
Montana                          26,600.00               0.01               1
Nebraska                         30,381.53               0.01               1
New Hampshire                   243,740.81               0.11               2
New Jersey                   19,267,334.20               9.01             151
New Mexico                      543,752.86               0.25               6
New York                     28,335,861.56              13.25             182
North Carolina                8,944,115.56               4.18             119
Ohio                         23,185,242.57              10.85             342
Oklahoma                        142,233.57               0.07               4
Oregon                          821,196.94               0.38               8
Pennsylvania                 13,983,969.81               6.54             186
Rhode Island                  1,297,160.07               0.61              14
South Carolina                8,578,609.13               4.01             125
South Dakota                     37,031.04               0.02               1
Tennessee                     1,215,864.36               0.57              16
Texas                         4,042,727.62               1.89              50
Utah                          6,716,244.44               3.14              49
Vermont                         311,883.99               0.15               2
Virginia                      2,726,889.57               1.28              27
Washington                    3,520,774.10               1.65              26
West Virginia                   599,225.00               0.28               8
Wisconsin                     1,444,747.71               0.68              23
Wyoming                          49,981.18               0.02               1
                           ---------------             ------           -----
Total                      $213,783,852.37             100.00%          2,363
                           ===============             ======           =====

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                            Percent by          Number of
Original Loan-to-Value (%)      Principal Balance       Principal Balance     Mortgage Loans
--------------------------      -----------------       -----------------     --------------
    10.01 - 15.00                    $2,499.36                0.00%                  1
    20.01 - 25.00                   131,932.30                0.06                   3
    25.01 - 30.00                    93,968.97                0.04                   2
    30.01 - 35.00                   464,483.48                0.22                   4
    35.01 - 40.00                    66,973.39                0.03                   3
    40.01 - 45.00                   510,338.88                0.24                   6
    45.01 - 50.00                 1,651,967.27                0.77                  21
    50.01 - 55.00                 2,185,204.42                1.02                  25
    55.01 - 60.00                 1,955,211.67                0.91                  24
    60.01 - 65.00                10,768,747.48                5.04                 111
    65.01 - 70.00                10,053,620.96                4.70                 119
    70.01 - 75.00                20,006,924.30                9.36                 226
    75.01 - 80.00                67,667,716.79               31.65                 793
    80.01 - 85.00                54,657,450.41               25.57                 627
    85.01 - 90.00                43,566,812.69               20.38                 398
                               ---------------              ------               -----
    Total                      $213,783,852.37              100.00%              2,363
                               ===============              ======               =====


At origination no Group 2 Mortgage Loan had a Loan-to-Value ("LTV") exceeding 90.00%.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                 Percent by          Number of
Mortgage Rates (%)      Principal Balance    Principal Balance    Mortgage Loans
------------------      -----------------    -----------------    --------------
6.250   -  6.499           $34,434.37             0.02%                 1
6.500   -  6.749            28,101.35             0.01                  1
7.000   -  7.249           129,500.00             0.06                  1
7.250   -  7.499           429,790.78             0.20                  3
7.500   -  7.749           659,486.28             0.31                  6
7.750   -  7.999           754,720.17             0.35                  8
8.000   -  8.249         2,024,915.22             0.95                 21
8.250   -  8.499         2,965,393.72             1.39                 29
8.500   -  8.749         1,985,830.32             0.93                 23
8.750   -  8.999         8,053,455.00             3.77                 92
9.000   -  9.249         5,993,849.42             2.80                 55
9.250   -  9.499         8,671,114.10             4.06                 88
9.500   -  9.749        16,904,807.97             7.91                163
9.750   -  9.999        15,045,626.10             7.04                139
10.000  -  10.249       14,579,785.61             6.82                157
10.250  -  10.499       13,648,968.69             6.38                161
10.500  -  10.749       12,639,225.78             5.91                138
10.750  -  10.999       23,106,991.64            10.81                264
11.000  -  11.249       11,019,773.86             5.15                118
11.250  -  11.499       12,460,622.15             5.83                139
11.500  -  11.749       15,060,799.42             7.04                183
11.750  -  11.999       12,504,079.44             5.85                143
12.000  -  12.249        5,943,659.54             2.78                 70
12.250  -  12.499       10,573,927.34             4.95                136
12.500  -  12.749        5,857,272.79             2.74                 62
12.750  -  12.999        3,876,404.18             1.81                 43
13.000  -  13.249        3,793,375.33             1.77                 48
13.250  -  13.499        3,103,286.12             1.45                 38
13.500  -  13.749        1,179,137.45             0.55                 19
13.750  -  13.999          667,550.47             0.31                 12
14.000  -  14.249           87,967.76             0.04                  2
                      ---------------           ------              -----
Total                 $213,783,852.37           100.00%             2,363
                      ===============           ======              =====


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                        Percent by        Number of
Remaining Months to Maturity    Principal Balance   Principal Balance   Mortgage Loans
----------------------------    -----------------   -----------------   --------------
119.00     -   120.99                 $39,500.00            0.02%               2
169.00     -   180.99                 141,553.77            0.07                4
229.00     -   240.99                 668,446.31            0.31               14
289.00     -   300.99               1,209,978.13            0.57               29
337.00     -   348.99                 260,072.74            0.12                3
349.00     -   357.99              33,031,771.54           15.45              300
358.00     -   358.99              71,178,320.36           33.29              797
359.00     -   359.99              66,772,820.42           31.23              767
360.00     -   361.00              40,481,389.10           18.94              447
                                 ---------------          ------            -----
Total                            $213,783,852.37          100.00%           2,363
                                 ===============          =======           =====



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)


Month of Next Rate Adjustment                                 Percent by           Number of
for Six-Month LIBOR Loans             Principal Balance   Principal Balance     Mortgage Loans
-----------------------------         -----------------   -----------------     --------------
July 1999                                 $110,692.29            0.05%                 1
August 1999                                170,154.50            0.08                  1
September 1999                             107,649.25            0.05                  2
October 1999                             2,177,720.93            1.02                 19
November 1999                            1,707,297.52            0.80                 16
December 1999                              917,645.79            0.43                 12
January 2000                                     0.00            0.00                  0
February 2000                                    0.00            0.00                  0
March 2000                                       0.00            0.00                  0
April 2000                                  94,273.15            0.04                  1
May 2000                                   165,799.59            0.08                  2
June 2000                                        0.00            0.00                  0
July 2000                                   49,266.61            0.02                  1
August 2000                                207,005.97            0.10                  2
September 2000                              64,587.56            0.03                  1
October 2000                               731,577.85            0.34                  3
November 2000                              748,890.08            0.35                  6
December 2000                            2,739,021.88            1.28                 30
January 2001                             3,650,708.63            1.71                 31
February 2001                            5,897,903.76            2.76                 59
March 2001                              18,650,586.72            8.72                167
April 2001                              69,158,580.58           32.35                782
May 2001                                66,122,911.89           30.93                773
June 2001                               40,239,477.67           18.82                453
July 2001                                        0.00            0.00                  0
August 2001                                      0.00            0.00                  0
September 2001                                   0.00            0.00                  0
October 2001                                     0.00            0.00                  0
November 2001                               72,100.15            0.03                  1
                                      ---------------          ------              -----
Total                                 $213,783,852.37          100.00%             2,363
                                      ===============          ======              =====



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)


Gross Margin                                            Percent by          Number of
for Six-Month LIBOR Loans     Principal Balance     Principal Balance     Mortgage Loans
-------------------------     -----------------     -----------------     --------------
3.500  -  3.749                    $35,500.00              0.02%                   1
3.750  -  3.999                    456,224.26              0.21                    3
4.000  -  4.249                  1,202,704.11              0.56                   15
4.250  -  4.499                  1,107,259.58              0.52                   14
4.500  -  4.749                  2,039,193.97              0.95                   25
4.750  -  4.999                  2,373,798.56              1.11                   25
5.000  -  5.249                  9,645,140.85              4.51                   99
5.250  -  5.499                  5,743,530.61              2.69                   63
5.500  -  5.749                 12,731,144.01              5.96                  130
5.750  -  5.999                 15,809,812.47              7.40                  187
6.000  -  6.249                 14,087,816.89              6.59                  124
6.250  -  6.499                 30,468,549.44             14.25                  340
6.500  -  6.749                 14,224,462.44              6.65                  155
6.750  -  6.999                 17,150,486.56              8.02                  195
7.000  -  7.249                 20,549,190.96              9.61                  241
7.250  -  7.499                 14,844,368.49              6.94                  147
7.500  -  7.749                 11,019,990.19              5.15                  123
7.750  -  7.999                  6,944,398.84              3.25                   73
8.000  -  8.249                 17,522,021.00              8.20                  211
8.250  -  8.499                  4,951,463.28              2.32                   56
8.500  -  8.749                  2,266,366.39              1.06                   29
8.750  -  8.999                  4,747,304.76              2.22                   50
9.000  -  9.249                  1,869,970.59              0.87                   26
9.250  -  9.499                  1,792,183.49              0.84                   27
9.500  -  9.749                     87,967.76              0.04                    2
9.750  -  9.999                     65,600.00              0.03                    1
10.000 -  10.249                    47,402.87              0.02                    1
                              ---------------            ------                -----
Total                         $213,783,852.37            100.00%               2,363
                              ===============            ======                =====

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)


Maximum Mortgage Rates                                 Percent by           Number of
for Six-Month LIBOR Loans     Principal Balance     Principal Balance     Mortgage Loans
-------------------------     -----------------     -----------------     ---------------
12.250 - 12.499                  $34,434.37             0.02%                  1
12.500 - 12.749                   28,101.35             0.01                   1
13.000 - 13.249                  129,500.00             0.06                   1
13.250 - 13.499                  271,890.78             0.13                   2
13.500 - 13.749                  532,920.73             0.25                   4
13.750 - 13.999                  438,238.12             0.20                   6
14.000 - 14.249                1,763,474.30             0.82                  16
14.250 - 14.499                2,965,393.72             1.39                  29
14.500 - 14.749                1,985,830.32             0.93                  23
14.750 - 14.999                7,877,964.21             3.69                  89
15.000 - 15.249                5,949,405.46             2.78                  55
15.250 - 15.499                8,771,443.19             4.10                  88
15.500 - 15.749               16,824,375.58             7.87                 162
15.750 - 15.999               15,251,415.86             7.13                 140
16.000 - 16.249               14,675,782.08             6.86                 160
16.250 - 16.499               13,197,140.61             6.17                 155
16.500 - 16.749               12,639,225.78             5.91                 138
16.750 - 16.999               23,393,174.72            10.94                 268
17.000 - 17.249               11,199,675.54             5.24                 119
17.250 - 17.499               12,446,092.91             5.82                 139
17.500 - 17.749               15,157,032.77             7.09                 185
17.750 - 17.999               12,504,079.44             5.85                 143
18.000 - 18.249                5,909,296.27             2.76                  70
18.250 - 18.499               11,097,855.57             5.19                 143
18.500 - 18.749                5,857,272.79             2.74                  62
18.750 - 18.999                3,876,404.18             1.81                  43
19.000 - 19.249                3,793,375.33             1.77                  48
19.250 - 19.499                3,103,286.12             1.45                  38
19.500 - 19.749                1,289,902.04             0.60                  20
19.750 - 19.999                  667,550.47             0.31                  12
20.000 - 20.249                  152,317.76             0.07                   3
                            ---------------           ------               -----
                            $213,783,852.37           100.00%              2,363
                            ===============           ======               =====


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)


Minimum Mortgage Rates                              Percent by           Number of
for Six-Month LIBOR Loans    Principal Balance   Principal Balance     Mortgage Loans
-------------------------    -----------------   -----------------     --------------
5.250  - 5.499              $34,434.37            0.02%                   1
6.000  - 6.249              129,500.00            0.06                    1
6.250  - 6.499              132,000.00            0.06                    1
6.500  - 6.749              561,022.08            0.26                    5
6.750  - 6.999              438,238.12            0.20                    6
7.000  - 7.249            1,470,306.77            0.69                   13
7.250  - 7.499            3,105,284.50            1.45                   30
7.500  - 7.749            1,985,830.32            0.93                   23
7.750  - 7.999            7,627,433.60            3.57                   87
8.000  - 8.249            5,507,513.58            2.58                   51
8.250  - 8.499            8,510,021.46            3.98                   86
8.500  - 8.749           16,774,899.29            7.85                  161
8.750  - 8.999           15,105,601.47            7.07                  138
9.000  - 9.249           15,239,635.73            7.13                  165
9.250  - 9.499           13,147,155.56            6.15                  154
9.500  - 9.749           11,767,725.10            5.50                  132
9.750  - 9.999           23,789,519.72           11.13                  272
10.000 - 10.249          11,226,481.30            5.25                  119
10.250 - 10.499          12,491,642.85            5.84                  139
10.500 - 10.749          15,307,904.02            7.16                  184
10.750 - 10.999          12,300,079.44            5.75                  141
11.000 - 11.249           5,994,600.48            2.80                   71
11.250 - 11.499          11,363,712.41            5.32                  146
11.500 - 11.749           6,437,258.79            3.01                   68
11.750 - 11.999           4,080,404.18            1.91                   45
12.000 - 12.249           3,852,471.12            1.80                   49
12.250 - 12.499           3,103,286.12            1.45                   38
12.500 - 12.749           1,480,021.76            0.69                   22
12.750 - 12.999             667,550.47            0.31                   12
13.000 - 13.249             152,317.76            0.07                    3
                       ---------------          ------                -----
Total                  $213,783,852.37          100.00%               2,363
                       ===============          ======                =====

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                 Percent by         Number of
Underwriting Class      Principal Balance    Principal Balance    Mortgage Loans
------------------      -----------------    -----------------    --------------
AA                       13,487,822.32             6.31                139
ANIV                     24,324,703.21            11.38                207
I                        54,492,143.99            25.49                544
II                       31,796,159.67            14.87                402
III                      12,140,948.26             5.68                116
III-SE                   10,267,427.37             4.80                 74
IIB                      27,005,715.15            12.63                363
IV                       31,486,847.35            14.73                417
IVPI                        618,409.31             0.29                  8
V                         8,163,675.74             3.82                 93
                        --------------           ------              -----
Total                   213,783,852.37           100.00              2,363
                        ==============           ======              =====


                            GROUP 2 (ADJUSTABLE RATE)

                                               Percent by           Number of
Property Type         Principal Balance     Principal Balance    Mortgage Loans
-------------         -----------------     -----------------    --------------
SINGLE FAMILY          $159,634,495.45            74.67%             1,752
2-4 FAMILY               26,627,671.58            12.46                255
MANUFACTURED             18,604,532.70             8.70                269
CONDO                     4,773,665.92             2.23                 56
PUD                       4,143,486.72             1.94                 31
                       ---------------           ------              -----
Total                  $213,783,852.37           100.00%             2,363
                       ===============           =======             =====


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]

                  COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
-----------------------------
Rob DiOrio                         (212) 449-1646
Marc Rosenthal                     (212) 449-8721
Julie Presnell                     (212) 449-4435
Demetrios Tsipras                  (212) 449-9486
Rachel Lu                          (212) 449-5494

MBS TRADING
-----------
(New York)
Vince Mora                         (212) 449-5320
Dan Pace (212) 449-5320
Scott Soltas                       (212) 449-3659

(London)
Ashley Kibblewhite                 011-44-171-867-3032
Anthony Everill                    011-44-171-867-3032

ASSET BACKED RESEARCH
---------------------
Chris Flanagan                     (212) 449-1655
Ralph Diserio                      (212) 449-1629
Ryan Asato                         (212) 449-9622

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.